EXHIBIT 99.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made effective as of October 25, 2017, by and among PANHANDLE OIL AND GAS INC., formerly named Panhandle Royalty Company, an Oklahoma corporation (referred to herein as the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), MIDFIRST BANK, a federally chartered savings association, as Documentation Agent, and BOKF, NA dba Bank of Oklahoma, as Administrative Agent and L/C Issuer.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Documentation Agent, and Lenders entered into that certain Amended and Restated Credit Agreement dated as of November 25, 2013 as modified by a letter amendment dated as of March 5, 2014 and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 17, 2014 and as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 8, 2016 (the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement for the fourth time to, among other things set forth herein, modify the loan pricing, modify certain financial covenants, extend the maturity date, and modify the covenant pertaining to dividends and distributions;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

Section 1.1Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Fourth Amendment to Amended and Restated Credit Agreement.

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“Amendment Documents” means this Amendment and all other Loan Documents executed and delivered in connection herewith including but not limited to notes and mortgages covering such of Borrower’s oil and gas properties as deemed necessary by Administrative Agent in its sole discretion.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

ARTICLE II.

Amendments TO CREDIT AGREEMENT

Section 2.1.Amendments to Section 1.1 of the Existing Credit Agreement (DEFINED TERMS).

(a)Amendment to Definition of “Applicable Rate”.  The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“Applicable Rate” means the following percentages per annum, based upon the ratio of the Loan Balance of the Note to the Borrowing Base as set forth in the most recent Compliance Certificate received and approved by the Agent pursuant to Section 4.1(f):

Applicable Rate

Pricing Level	Loan Balance to Borrowing Base	Applicable Margin for LIBOR Rate Loans	Applicable Margin for ABR Loans	Unused Commitment Fee	Letter of Credit Fee
I	Greater than 85%	2.625% (through November 29, 2018) 2.75% (from and after November 30, 2018)	1.125% (through November 29, 2018) 1.25% (from and after November 30, 2018)	0.25%	2.625% (through November 29, 2018) 2.75% (from and after November 30, 2018)
II	Greater than 65% but less than or equal to 85%	2.375% (through November 29, 2018) 2.50% (from and after November 30, 2018)	0.875% (through November 29, 2018) 1.00% (from and after November 30, 2018)	0.25%	2.375% (through November 29, 2018) 2.50% (from and after November 30, 2018)

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III	Greater than 45% but less than or equal to 65%	2.125% (through November 29, 2018) 2.25% (from and after November 30, 2018)	0.625% (through November 29, 2018) 0.75% (from and after November 30, 2018)	0.25%	2.125% (through November 29, 2018) 2.25% (from and after November 30, 2018)
IV	Less than or equal to 45%	1.875% (through November 29, 2018) 2.00% (from and after November 30, 2018)	0.375% (through November 29, 2018) 0.50% (from and after November 30, 2018)	0.25%	1.875% (through November 29, 2018) 2.00% (from and after November 30, 2018)

Any increase or decrease in the Applicable Rate resulting from a change in the ratio of the Loan Balance to the Borrowing Base shall become effective as of the first day of the month immediately following such a change.

(b)Amendment to Definition of “EBITDA”.  The definition of “EBITDA” is hereby amended and restated in its entirety as follows:

“EBITDA” means with respect to the Borrower for any period, without duplication, the amount equal to its Net Income for such period minus income from discontinued operations or extraordinary items, plus losses from discontinued operations or extraordinary items, plus income tax expense, plus interest expense, plus depreciation, plus amortization, and plus other non-cash expenses.

(c)Amendment to Definition of “Maturity Date”.  The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means November 30, 2022 or as such date may be accelerated in accordance with this Agreement and the other Loan Documents, or extended from time to time with the consent of Lenders.

Section 2.2 Amendments to Section 2 of the Existing Credit Agreement (THE COMMITMENTS AND CREDIT EXTENSIONS).

(a) Amendment to Paragraph “(b)” of Section 2.5 of the Agreement.  Paragraph “(b)” of Section 2.5 of the Agreement of the Agreement, Letter of Credit Fee” is hereby amended and restated in its entirety as follows:

(b) Letter of Credit Fee.  Borrower shall pay to the Agent for the ratable benefit of the Lenders a letter of credit fee with respect to the Letter of

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Credit Liabilities for each Letter of Credit, computed for each day from the date of issuance of such Letter of Credit to the date that is the last day a drawing is available under such Letter of Credit, at a rate equal to the rate set forth in the definition of Applicable Rate corresponding to the ratio of the Loan Balance to the Borrowing Base.  Such fee shall be payable in arrears on the last day of each calendar quarter prior to the Commitment Expiry Date and on such date.  In addition, Borrower agrees to pay promptly to the LC Issuer any fronting or other fees that it may charge in connection with any Letter of Credit.

Section 2.3Amendment to Section 4 of the Existing Credit Agreement (AFFIRMATIVE COVENANTS).

(a)Section 4.32 of the Agreement, Percentage of Properties Subject to Mortgages, is hereby amended and restated as follows:

4.32Percentage of Properties Subject to Mortgage.  The properties mortgaged to the Administrative Agent for the benefit of the Lenders shall represent not less than 80% of the total value of Borrower’s proved, developed and producing Oil and Gas Properties owned by Borrower, as determined by Administrative Agent limited to the “well bores” only.  Borrower shall execute such mortgages and/or deeds of trust or amendments thereto as Administrative Agent may reasonably require in order to maintain the percentage coverage so determined by Administrative Agent.

Section 2.4Amendment to Section 6 of the Existing Credit Agreement (FINANCIAL COVENANTS).

(a)Section 6.1 of the Agreement, Debt to EBITDA Ratio, is hereby amended and restated in its entirety as follows:

6.1Debt to EBITDA Ratio.  Permit the ratio of (i) Borrower’s consolidated Funded Indebtedness to (ii) Borrower’s consolidated pro forma EBITDA to be greater than 4.00:1.00.  This ratio shall be tested as of the end of each calendar quarter during the term hereof.  For the purposes hereof, this ratio shall be calculated on a rolling four quarter basis; provided, however that if, during any review period, Borrower or any Subsidiary shall have made a material Disposition or material acquisition, EBITDA shall be calculated on a pro forma basis as if such material Disposition or acquisition occurred on the first day of any such review period.  In such case, solely with respect to calculations made in connection with determining Borrower’s pro forma compliance with the covenants set forth in the Loan Documents, EBITDA during such review period shall be calculated on a pro forma basis as if the material Dispositions and material acquisitions made during or after the end of the review period but on or before the date of determination had occurred on the first day of such review period.

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ARTICLE III.

Conditions of Effectiveness

Section 3.1Effective Date.  This Amendment shall become effective as of the date hereof when and only when:

(a)Amendment Documents.  Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Administrative Agent and each Lender as required pursuant to the terms of the Credit Agreement, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)Certificates and Resolutions.  Administrative Agent shall have received such certificates and resolutions or consents of the governing body of the Borrower authorizing the transactions described in this Amendment and certifying as to the completeness of the Organizational Documents of the Borrower.

(c)No Default.  No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(d)Opinions of Counsel.  Administrative Agent shall have received originally executed copies of the favorable written opinions of Borrower’s counsel opining as to such matters as Administrative Agent may reasonably request, dated as of the effectiveness of this Amendment and otherwise in form and substance reasonably satisfactory to Administrative Agent.

ARTICLE IV.

Representations and Warranties

Section 4.1Representations and Warranties of Borrower.  In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize

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the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its Organizational Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any Indebtedness owed by it, or (c) result in or require the creation of any Lien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents.  Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of it, enforceable against it in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

ARTICLE V.

BORROWING BASE

From the date hereof through the next Determination Date, the Borrowing Base shall be $80,000,000.00.

ARTICLE VI.

Miscellaneous

Section 6.1Release.  In consideration of the amendments contained herein, Borrower hereby waives and releases each of the Lenders and the Administrative Agent from any and all claims and defenses, known or unknown, with respect to the Existing Credit Agreement and the other Loan Documents and the transactions contemplated thereby

Section 6.2Ratification and Affirmation.  Borrower hereby acknowledges the terms of the Amended and Restated Credit Agreement, as amended, and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

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Section 6.3Survival of Agreements.  All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lenders’ obligations to Borrower are terminated.

Section 6.4Authorization.  The Lenders hereby authorize the Administrative Agent to execute any and all amendments to any Loan Documents deemed necessary by Administrative Agent to evidence the extension of the term of the Loan as described herein.

Section 6.5Interpretive Provisions.  Sections 1.2 and 1.3 of the Existing Credit Agreement are incorporated herein by reference herein as if fully set forth.

Section 6.6Loan Documents.  The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 6.7Governing Law.  This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Oklahoma.

Section 6.8Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  The Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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BORROWER:	PANHANDLE OIL AND GAS INC.,

an Oklahoma corporation

/s/ Paul Blanchard

By:     Paul Blanchard

Title:  President, CEO

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LENDERS:	BOKF, NA dba Bank of Oklahoma

By: /s/ Jeffrey Hall

Name: Jeffrey Hall

Title:   Senior Vice President

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LENDERS:	MIDFIRST BANK, as lender and Documentation Agent

By: /s/ Chay Kramer

Name: Chay Kramer

Title:   Vice President

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LENDERS:	BANCFIRST

By: /s/ Patrick R. Buss

Name: Patrick R. Buss

Title:   Vice President

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LENDERS:	AMARILLO NATIONAL BANK

By: /s/ Rob Mansfield

Name: Rob Mansfield

Title:   Vice President

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ADMINISTRATIVE AGENT:	BOKF, NA dba Bank of Oklahoma

By: /s/ Jeffrey Hall

Name: Jeffrey Hall

Title:   Senior Vice President

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